Schedule A

		SETTLEMENT	MATURITY	NEXT PAY	CALL TY PE	CALL STYLE	RATE TYPE	NEXT CALL	COUPON
TRADE DATE	CUSIP	DATE	DATE	DATE	DESC	DESC	SUBTYPE DESC	DATE	PCT	BANK PAR
22-Jan-10	3133XWT74	12-Feb-10	12-Feb-18	12-Aug-10	Optional Principal Redemption	American	Fixed Constant	12-May-10	4	$25,000,000
22-Jan-10	3133XWT58	19-Feb-10	19-Aug-14	19-Aug-10	Optional Principal Redemption	American	Fixed Constant	19-May-10	2.75	$50,000,000
22-Jan-10	3133XWSX8	12-Feb-10	12-Feb-15	12-Aug-10	Optional Principal Redemption	Bermudan	Fixed Step Up	12-May-10	1.25	$25,000,000
22-Jan-10	3133XWSX8	12-Feb-10	12-Feb-15	12-Aug-10	Optional Principal Redemption	Bermudan	Fixed Step Up	12-May-10	1.25	$15,000,000
22-Jan-10	3133XWSS9	10-Feb-10	10-Feb-15	10-May-10	Optional Principal Redemption	Bermudan	Fixed Step Up	10-May-10	1	$15,000,000
22-Jan-10	3133XWSS9	10-Feb-10	10-Feb-15	10-May-10	Optional Principal Redemption	Bermudan	Fixed Step Up	10-May-10	1	$15,000,000
22-Jan-10	3133XWTB5	29-Jan-10	29-Jan-18	29-Jul-10	Optional Principal Redemption	European	Fixed Step Up	29-Jan-13	2.35	$15,000,000
21-Jan-10	3133XWSH3	19-Feb-10	19-Aug-16	19-Aug-10	Optional Principal Redemption	Bermudan	Fixed Constant	19-May-10	3.625	$25,000,000
21-Jan-10	3133XWSF7	19-Feb-10	19-Aug-13	19-Aug-10	Optional Principal Redemption	American	Fixed Constant	19-May-10	2.25	$25,000,000
20-Jan-10	3133XVRS2	21-Jan-10	28-Dec-11	28-Jun-10	Non-Callable		Fixed Constant		1	$50,000,000
20-Jan-10	3133XWRS0	29-Jan-10	29-Jan-15	29-Jul-10	Optional Principal Redemption	Bermudan	Fixed Step Up	29-Jul-10	1	$25,000,000
20-Jan-10	3133XWRV3	25-Jan-10	25-Oct-17	25-Apr-10	Optional Principal Redemption	European	Fixed Constant	25-Oct-12	5	$20,000,000
20-Jan-10	3133XWRY7	12-Feb-10	12-Feb-25	12-May-10	Optional Principal Redemption	Bermudan	Variable Range	12-May-10		$15,000,000

Optional Principal Redemption bonds (callable bonds) may be redeemed by the FHLBank in whole or in part at its discretion on predetermined call dates, according to the terms of the bond.

Indexed Amortizing Notes (indexed principal redemption bonds) repay principal based on a predetermined amortization schedule or formula that is linked to the level of a certain index, according to the terms of the bond.

Scheduled Amortizing Notes repay principal based on a predetermined amortization schedule, according to the terms of the bond.

(2) Call Style Description:

Indicates whether the consolidated obligation is redeemable at the option of the FHLBank, and if so redeemable, the type of redemption provision. The types of redemption provisions are:

American Bonds are redeemable continuously on and after the first redemption date and until maturity.

Bermudan Bonds are redeemable on specified recurring dates on and after the first redemption date, until maturity.

European Bonds are redeemable on a particular date only.

Canary Bonds are redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.

Multi-European Bonds are redeemable on particular dates only.

(3)	Rate Type Description:

Conversion Bonds have coupons that convert from fixed to variable, or variable to fixed, or a mix of capped coupons and non-capped coupons, or from one variable type to another, or from one U.S. or other currency index to another, according to the terms of the bond.

Fixed Bonds generally pay interest at constant or stepped fixed rates over the life of the bond, according to the terms of the bond.

Variable Bonds may pay interest at different rates over the life of the bond, according to the terms of the bond.

(4)	Rate Sub-Type Description:

Constant bonds generally pay interest at fixed rates over the life of the bond, according to the terms of the bond.

Step Down bonds generally pay interest at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.

Step Up bonds generally pay interest at increasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.

Step Up/Down bonds generally pay interest at various fixed rates for specified intervals over the life of the bond, according to the terms of the bond.

Capped Floater bonds have an interest rate that cannot exceed a stated or calculated ceiling, according to the terms of the bond.

Stepped Floater bonds pay interest based on an increasing spread over an index, according to the terms of the bond.

Range bonds may pay interest at different rates depending upon whether a specified index is inside or outside a specified range, according to the terms of the bond.

Single Index Floater bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the bond.

Ratchet Floater bonds pay interest subject to increasing floors, according to the terms of the bond, such that subsequent coupons may not be lower than the previous coupon.